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                              FIRST AMENDMENT TO
                      THE REYNOLDS AND REYNOLDS COMPANY
                             401(K) SAVINGS PLAN
                        (JANUARY 1, 1994 RESTATEMENT)
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                          The Reynolds and Reynolds Company hereby amends The

Reynolds and Reynolds Company (401(k) Savings Plan (January 1, 1994

Restatement) (the "Plan") as follows:

                          Effective as if originally included in the January 1,

1994 Restatement of The Reynolds and Reynolds Company 401(k) Savings Plan, the

Plan is amended by inserting the words "or whose Settlement Date occurs by reason of disability" immediately following the word "Employer" in Section 15.1 of the Plan.

                             *        *        *


                          IN WITNESS WHEREOF, The Reynolds and Reynolds Company

has caused this Amendment to be executed by its duly authorized officer on this

 21    day of    March    , 1995.
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ATTEST:                         THE REYNOLDS AND REYNOLDS COMPANY

?????????????????               BY:??????????????????????????
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                                   Title: V. P. Corp. H. R.